PROSPECTUS SUPPLEMENT DATED JANUARY 7, 1999

                        SPECIAL FEATURES OF THE KPMG PLAN


As described more fully in the accompanying May 1, 1998 prospectus ("Prospectus") for Prudential's Group Variable Universal Life ("GVUL") Contract, the particular features of each group contract issued by Prudential may vary. This is a supplement to the Prospectus that describes the unique features of the GVUL Contract that Prudential ("we" or "us") has issued to KPMG ("KPMG Contract"). Many of the defined terms that are used in this supplement are defined in the Prospectus. Retain this supplement with the Prospectus and, if you elect coverage, your GVUL certificate.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

All regular full-time active partners of KPMG and Subsidiaries or one of its affiliated companies may enroll for coverage as well as former partners who retire on or after 4/1/1999. Former partners who terminate employment after 4/1/1999 and elect to continue coverage through the portability provision are also eligible. We also include as eligible any KPMG partner who retired before 4/1/1999 but actively participated in the Cash Accumulation Account under the Group Flex Life Program on 3/31/1998 and elected to convert to the GVUL plan effective 4/1/1999.

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY AN ELIGIBLE PARTNER OBTAIN?

You will be automatically covered for 6 times your annual earnings (less incentive compensation), rounded to the nearest $100,000, up to a maximum of $2,500,000. You may elect to limit the maximum amount of coverage in excess of $1,500,000 to as little as $1,500,000, although any such amount must be rounded to the nearest $100,000.

You may elect to enroll for a Supplemental amount of coverage as follows:

$  500,000
 1,000,000
 1,500,000

We require evidence of insurability for all amounts of Supplemental coverage.

HOW MUCH COVERAGE MAY AN ELIGIBLE DEPENDENT OBTAIN?

Dependents are not covered under the KPMG GVUL Contract.

WHEN IS EVIDENCE OF INSURABILITY REQUIRED?

FOR CURRENT PARTNERS: If you choose to apply for Supplemental coverage, you will have to furnish evidence of insurability. In addition, if you elect to limit your coverage to an amount less than 6 times your annual earnings (excluding incentive compensation) and you subsequently wish to increase your coverage for any amount up to your allowable limit, you will need to furnish satisfactory evidence of insurability for the requested increased amount of coverage.

ARE INCREASES IN COVERAGE AVAILABLE?

We may increase your coverage amounts (excluding Supplemental coverage) on each October 1st based on your annual earnings (less incentive compensation). We do not require evidence of insurability for these increases.

In addition, you may also apply for Supplemental coverage, but those requests will be subject to evidence of insurability.

WILL MY COVERAGE AMOUNT EVER DECREASE?

Your coverage amount will decrease only if you voluntarily elect to reduce your maximum amount of coverage in excess of $1,500,000 to any amount down to $1,500,000 rounded to the nearest $100,000. However, should you decrease coverage and later seek additional coverage, we will require evidence of insurability. For information on possible tax implications, see page 41 of the Prospectus. In addition, you should consult your own financial or tax advisor on such issues.

WILL MY INSURANCE COVERAGE LAPSE IF MY
SELECTED INVESTMENT OPTIONS PERFORM POORLY?

We will keep the insurance in force as long as the balance in the Certificate Fund is sufficient to pay the monthly charges under the Certificate. If the balance in the Certificate Fund is not sufficient to pay the monthly charges, and you fail to make premium payments sufficient to bring the balance above this minimum amount during the grace period, your insurance may lapse.

IS THERE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes, the KPMG Contract includes an accelerated death benefit provision called the Living Benefit Option, if you are diagnosed with a terminal illness and have a life expectancy of 6 months or less. Under this provision, you can elect to accelerate up to 50% of the Death Benefit, subject to a maximum of $250,000.

AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes, you are eligible for the Accelerated Death Benefit, described above, and you are eligible for the Extended Death Protection During Total Disability described later in this prospectus supplement.

ARE THERE ANY EXCLUSIONS, LIMITATIONS OR COVERAGE AMOUNT REDUCTIONS ON MY PLAN?

There are no exclusions or limitations in the KMPG Contract. Your coverage amount will decrease only if you voluntarily elect to reduce your maximum amount of coverage in excess of $1,500,000 to any amount down to $1,500,000 rounded to the nearest $100,000. However, should you decrease coverage and later seek additional coverage, we will require evidence of insurability. For information on possible tax implications, see page 41 of the Prospectus. In addition, you should consult your own financial or tax advisor on such issues.

DEATH BENEFIT

HOW IS THE GVUL DEATH BENEFIT CALCULATED?

Your GVUL Death Benefit under the KPMG Contract is your Face Amount of coverage plus the value of your invested Certificate Fund (minus any loan, loan interest and outstanding charges, if applicable) as of the date of your death. You can find more detail in the "Death Benefits" section of the Prospectus. The Death Benefit will in some cases exceed this amount in order to satisfy the "cash value accumulation test" [corridor percentage] of the Internal Revenue Code. Consult the Prospectus, page 31, for further details.

HOW IS THE DEATH BENEFIT PAID?

Under the KPMG Contract, we pay the benefit in a lump sum or by deposit in the Alliance Account (described on pages 31 and 32 of the Prospectus), an interest bearing account upon which the beneficiary can write drafts. The Alliance Account gives you access to additional settlement options from which you may choose.

LOANS AND WITHDRAWALS

WHAT ARE THE TERMS OF A PARTICIPANT LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow from a minimum of $200 to a maximum of 90% of the value of your Certificate Fund (investment options) less any existing loans, accrued interest, outstanding charges, and the next month's charges. If you take a loan, you may borrow money from the Certificate Fund either in proportion to the fund balances at the time the loan is taken or you may take a loan from specific investment options at amounts you request.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%. For further details, including details concerning loan repayment, consult page 37 of the Prospectus.

WHAT ARE THE TERMS OF A PARTIAL CASH WITHDRAWAL?

You may make a partial withdrawal from a minimum of $200 up to a maximum amount that would reduce the Certificate Fund (less any existing loans, accrued interest, and outstanding charges) to an amount equal to the next month's charges. We will not permit any partial withdrawal greater than that amount because it would cause the Certificate to default. If you make a partial withdrawal, you may withdraw the money from the Certificate Fund either in proportion to the fund balances at the time the withdrawal is made or you may make a withdrawal from specific investment options at amounts you request.

PREMIUMS

HOW ARE PREMIUMS PAID?

KPMG will remit regular premiums to Prudential on a monthly basis. Additionally, KPMG will remit partner-elected lump sum premium deposits to Prudential in July and November of each year. We will bill directly retirees, partners on an approved leave of absence, and partners who elect portability. As such, they are responsible for remitting their premiums to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can select any dollar amount you wish to contribute subject to annual and lifetime limitations set by the Internal Revenue Service. For further details and tax implications, see page 41 of the Prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

In addition to regularly scheduled premium payments, you may make lump sum premium payments at any time. The minimum lump sum premium payment is $100, subject to annual and lifetime limitations set by the Internal Revenue Service. For further details and tax implications, see page 41 of the Prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The KPMG Contract has the following investment options:

Prudential Money Market Portfolio
Prudential High Yield Bond Portfolio
Prudential Stock Index Portfolio
Prudential Jennison Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential Global Portfolio
MFS Bond Series
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
Neuberger & Berman AMT Partners Portfolio
Janus Aspen Worldwide Growth Portfolio
Warburg Pincus Global Fixed Income Portfolio

We describe the investment objectives of these portfolios in the accompanying Prospectus, which also describes their fees and expenses. Please refer to your Enrollment Kit for further information on the funds' past performance. You may also allocate funds to a Fixed Account, which earns interest at a rate determined annually but guaranteed not to be less than 4%. As discussed on page 30 of the Prospectus, during the first 10 days following the Certificate Date, we will direct your premium payments to the Fixed Account.

CHANGES IN COVERAGE STATUS

WHAT HAPPENS IF I BECOME DISABLED?

If you become totally disabled prior to age 60 and are unable to pay additional premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach 60 years of age or you no longer are totally disabled.

CAN I CONTINUE COVERAGE WHEN I RETIRE?

You may continue your GVUL coverage when you retire. Your rates for coverage will follow the rate schedule for KPMG active partners. We will bill you for premium payments plus a direct bill charge of $3 per bill. Your Supplemental coverage ends at termination of employment but may be converted to an individual policy.

CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

You may continue coverage if you leave KPMG for any reason. We refer to this as portability. Your rates for portability coverage will be step rated based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a direct bill charge of $3 per bill. Your Supplemental coverage ends at termination. Supplemental coverage may be converted to an individual policy.

WHEN DOES COVERAGE END?

At age 100, your GVUL coverage ends, and you will have the options described in the section of the Prospectus entitled "ISSUANCE OF A CERTIFICATE", page 28.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either KPMG or Prudential may terminate the Group Contract, although Prudential will only do so under certain limited conditions described in the Prospectus on page 39. If the Contract is terminated, KPMG may replace it with another life insurance contract that, like the GVUL contract, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment.

If KPMG does not replace the GVUL contract with a life insurance contract that permits you to accumulate cash value, then you will have the option of converting to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described. For additional details, see the Prospectus, page 39.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the KPMG Contract are as follows:

1) FRONT-END CHARGES. We deduct a charge of 1.92% from each premium payment. This charge compensates Prudential for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently, .35%).

2) DAILY CHARGE AGAINST SUBACCOUNT ASSETS. We deduct a daily charge from the assets of the Subaccounts to compensate for assuming mortality and expense risks. For the KPMG Contract, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of .45%. We guarantee that the total mortality and expense risk charge will not exceed 0.90%. In addition, each of the underlying mutual funds deducts investment management fees and expenses, as described in the Prospectus for the particular fund.

3) MONTHLY CHARGES. We deduct a monthly charge for the cost of insurance from the value of your investment options. We describe the calculation of this charge on page 34 of the Prospectus.

4) IF APPLICABLE. Each Certificate Year, you may make up to 12 transfers among investment options without a transaction charge. After the 12th transfer in each Certificate Year, you will be charged a transaction fee of $20 per transfer. In addition, while you will receive a statement detailing activity under your Certificate on a quarterly basis, such reports can be requested at any time for an additional fee.

(5) HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The Prospectus contains two hypothetical illustrations of how the GVUL contract works. See HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES, beginning on page 4. Because those illustrations are based on generic GVUL charges and investment portfolios, (instead of the charges negotiated for, and the funds selected by the KPMG Contract), the following two illustrations have been prepared to illustrate how the KPMG Contract works. The assumptions used in the following illustrations are as stated on pages T1 and T2 of the Prospectus, except that the first illustration uses the KPMG Contract's current charges, the second uses the KPMG Contract's maximum charges. Both assume that the Certificate Fund has been invested in equal amounts in each of the 12 variable funds available with the KPMG Contract and that an annual premium of $5000 was paid at issuance plus current cost of insurance and expenses were paid for all years.

    Upon request, Prudential will provide you with comparable hypothetical illustrations for a Certificate based on the funds you are interested in and the premium payments you plan to make.

                                                     ILLUSTRATIONS

                                  GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                           SPECIFIED FACE AMOUNT: $1,000,000
                                                     ISSUE AGE 40
        ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND CURRENT EXPENSES FOR ALL YEARS
                     USING CURRENT EXPENSE CHARGES AND CURRENT UNISMOKER COST OF INSURANCE CHARGES


                                         Death Benefit(1)                              Cash Surrender Value(1)
                            ------------------------------------------      ------------------------------------------
                               Assuming Hypothetical Gross (and Net)           Assuming Hypothetical Gross (and Net)
                                    Annual Investment Return of                     Annual Investment Return of
  End of        Premiums    ------------------------------------------      ------------------------------------------
Certificate   Accumulated      0% Gross     4.5% Gross      9% Gross          0% Gross     4.5% Gross       9% Gross
  Year       at 4% per year  (-1.17%) Net  (3.33% Net)    (7.83% Net)       (-1.17%) Net   (3.33% Net)    (7.83% Net)
-----------  --------------  ------------  -----------    ------------      ------------   ------------   ------------

    1        $  7,030        $1,004,843     $1,005,100     $1,005,357         $  4,843       $  5,100     $    5,357
    2          14,341         1,009,629      1,010,369      1,011,133            9,629         10,369         11,133
    3          21,944         1,014,359      1,015,814      1,017,361           14,359         15,814         17,361
    4          29,852         1,019,034      1,021,440      1,024,078           19,034         21,440         24,078
    5          38,075         1,023,654      1,027,253      1,031,320           23,654         27,253         31,320
    6          46,628         1,028,220      1,033,260      1,039,129           28,220         33,260         39,129
    7          55,523         1,032,733      1,039,467      1,047,549           32,733         39,467         47,549
    8          64,774         1,037,193      1,045,881      1,056,629           37,193         45,881         56,629
    9          74,394         1,041,600      1,052,508      1,066,420           41,600         52,508         66,420
   10          84,400         1,045,956      1,059,356      1,076,977           45,956         59,356         76,977
   15         140,761         1,066,984      1,097,173      1,143,537           66,984         97,173        143,537
   20         209,332         1,086,810      1,141,719      1,240,568           86,810        141,719        240,568
   25         292,760         1,105,503      1,194,194      1,382,020          105,503        194,194        382,020
   30         394,262         1,123,128      1,256,006      1,588,228          123,128        256,006        588,228
   35         517,756         1,139,746      1,328,819      1,888,838          139,746        328,819        888,838
   40         668,005         1,155,414      1,414,591      2,327,069          155,414        414,591      1,327,069

(1) Assumes no loan or partial withdrawal has been made.

The illustrated Face Amount includes only Base and Excess Coverage. The illustrated Face Amount does not include any Suplemental Coverage.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                   ILLUSTRATIONS

                                GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                         SPECIFIED FACE AMOUNT: $1,000,000
                                                   ISSUE AGE 40
      ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND CURRENT EXPENSES FOR ALL YEARS
                                         USING MAXIMUM CONTRACTUAL CHARGES


                                          Death Benefit(1)                             Cash Surrender Value(1)
                            -------------------------------------------       ----------------------------------------
                               Assuming Hypothetical Gross (and Net)           Assuming Hypothetical Gross (and Net)
                                    Annual Investment Return of                   Annual Investment Return of
End of          Premiums    -------------------------------------------       ----------------------------------------
Certificate   Accumulated     0% Gross       4.5% Gross      9% Gross          0% Gross     4.5% Gross      9% Gross
  Year       at 4% per year (-1.62%) Net     (2.88% Net)    (7.38% Net)       (-1.62%)Net   (2.88% Net)    (7.38% Net)
-----------  -------------- ------------   -------------   ------------       -----------   -----------    -----------

    1        $  7,030         $1,001,537       $1,001,708    $1,001,880           $1,537        $1,708        $1,880
    2          14,341          1,002,647        1,003,053     1,003,479            2,647         3,053         3,479
    3          21,944          1,003,308        1,003,996     1,004,743            3,308         3,996         4,743
    4          29,852          1,003,490        1,004,486     1,005,609            3,490         4,486         5,609
    5          38,075          1,003,164        1,004,473     1,006,009            3,164         4,473         6,009
    6          46,628          1,002,301        1,003,903     1,005,870            2,301         3,903         5,870
    7          55,523          1,000,879        1,002,730     1,005,120              879         2,730         5,120
    8          64,774              0    (2)     1,000,900     1,003,675              0  (2)        900         3,675
    9          74,394              0                0    (2)  1,001,431              0             0  (2)      1,431
   10          84,400              0                0             0    (2)           0             0             0  (2)
   15         140,761              0                0             0                  0             0             0
   20         209,332              0                0             0                  0             0             0
   25         292,760              0                0             0                  0             0             0
   30         394,262              0                0             0                  0             0             0
   35         517,756              0                0             0                  0             0             0
   40         668,005              0                0             0                  0             0             0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario

The illustrated Face Amount includes only Base and Excess Coverage. The illustrated Face Amount does not include any Suplemental Coverage.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE CHARGES DEDUCTED?

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you generally pay premiums to KPMG or directly to Prudential. We deduct these charges pro-rata from each Subaccount and the Fixed Account.

We generally will deduct the monthly Certificate Fund charges once per month on the Monthly Deduction Day. The Monthly Deduction Day will coincide with the day that we credit premium payments we receive from KPMG. We anticipate that the Monthly Deduction Day will fall around the beginning of each month, with the exact dates dependent upon when KPMG forwards the payment. If KPMG has not transferred the premium payments by the 45th day following the first day of a particular month, however, we will deduct the month's Certificate Fund charges on the next Business Day following that 45th day. For those partners who are no longer Eligible Group Members and are participating on a portable basis, we will deduct the full monthly Certificate Fund charges on the first Business Day of each Month.

WHEN MAY CHARGES CHANGE?

The Prospectus lists the maximum charges that Prudential may charge under the KPMG Contract on pages 34 and 35. Under no circumstances will Prudential exceed these charges. Within these maximums, Prudential may vary the amount or level of charges. In general, Prudential will not change these amounts more often than once a year, in which case you will receive information in the new Prospectus. In some cases, Prudential may make changes more frequently, in which case you will be notified.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The accompanying Prospectus contains considerable information about standard features of GVUL applicable to the KPMG Contract, including the free-look period, transfers, dollar cost averaging, loans, premium allocations, the right to exchange for paid-up insurance, lapses, reinstatements, contestability, and tax treatment of the benefits. Please refer to the Prospectus for information on these and other features of the KMPG Contract. In addition, your Enrollment Kit explains key features of your plan.

WHOM DO I CONTACT TO EFFECT A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

You may return your Certificate for a refund within 10 days after the date you receive it. We describe this right as the free-look period on page 29 of the Prospectus. Please read that section carefully for full details. During the free-look period, your premium is deposited in the Fixed Account.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.